SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 19, 2004

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984- 9400

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1	Press release issued February 19, 2004 regarding earnings for fourth quarter 2003

Exhibit 99.2	Certain supplemental information not included in the press release

Item 9. Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition

Incorporated by reference is a press release issued by the Registrant on February 19, 2004, regarding earnings for the fourth quarter 2003, attached as Exhibit 99.1. Also incorporated by reference is certain supplemental information not included in the press release, attached as Exhibit 99.2. This information is being furnished pursuant to Item 9 and Item 12 - Results of Operations and Financial Condition, of Form 8-K. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST (Registrant)

By:	/s/ Laura M. Franklin
(Signature)
Laura M. Franklin
Senior Vice President Accounting,
Administration and Corporate Secretary

        February 19, 2004

                  (Date)

Exhibit Index

Exhibit Number	Description
99.1	Press Release issued February 19, 2004 regarding earnings for the fourth quarter 2003

99.2	Certain supplemental information not included in the press release